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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

CHECK IF AN  APPLICATION  TO  DETERMINE  ELIGIBILITY  OF A TRUSTEE  PURSUANT  TO
                            SECTION ----- 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                              94-1347393
(Jurisdiction of incorporation or
(I.R.S. Employer
organization if not a U.S. national
Identification No.)
bank)

420 MONTGOMERY STREET
SAN FRANCISCO, CA                                                  94163
(Address of principal executive offices)                        (Zip code)

                              WELLS FARGO & COMPANY
                          Law Department, Trust Section
                                  MAC N9305-172
                  Sixth Street and Marquette Avenue, 17TH floor
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                          -----------------------------

                      GMACM HOME EQUITY LOAN TRUST 2004-HE5
               (Exact name of obligor as specified in its charter)

DELAWARE                                                          NOT YET
RECEIVED
(State or other jurisdiction of
(I.R.S. Employer
incorporation or organization)
Identification No.)

C\O WILMINGTON TRUST
RODNEY SQUARE NORTH
1100 NORTH MARKET STREET
WILMINGTON, DE                                                    19890-0001
(Address of principal executive offices)                          (Zip code)
                          -----------------------------
            GMACM HOME EQUITY LOAN-BACKED TERM NOTES, SERIES 2004-HE5
                       (Title of the indenture securities)
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DOCSLA1:486319.2

     Item 1. General Information. Furnish the following information as to the trustee:

               (a)    Name  and  address  of  each   examining  or   supervising
                      authority to which it is subject.

                      Comptroller of the Currency
                      Treasury Department
                      Washington, D.C.

                      Federal Deposit Insurance Corporation
                      Washington, D.C.

                      The Board of Governors of the Federal Reserve System Washington, D.C.

               (b) Whether it is authorized to exercise corporate trust powers.

                      The trustee is authorized to exercise corporate trust powers.

     Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

               None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.   Not applicable.

     Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

               Wells Fargo Bank, N.A. incorporates by reference into this Form T-1 the exhibits attached hereto.


               Exhibit1. A copy of the  Articles of  Association  of the trustee now in effect. *

               Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated November 28, 2001. *

               Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers. A copy of the Comptroller of the Currency Certificate of Corporate Existence (with Fiduciary Powers) for Wells Fargo Bank, National Association, dated November 28, 2001. *

               Exhibit 4. Copy of By-laws of the trustee as now in effect. *

               Exhibit 5.    Not applicable.

               Exhibit 6. The consents of United States institutional trustees required by Section 321(b) of the Act.

               Exhibit 7. Attached is a copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

               Exhibit 8.    Not applicable.

               Exhibit 9.    Not applicable.


* Incorporated by reference to exhibit number 25 filed with registration statement number 333-87398.

                                    SIGNATURE


        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbia and State of Maryland on the 18th day of November, 2004.






                                   WELLS FARGO BANK, NATIONAL ASSOCIATION



                                   By:  /s/Peter A. Gobell
                                        ----------------------------------
                                   Name:  Peter A. Gobell
                                   Title:  Vice President

                                       EXHIBIT 6



November 18, 2004


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                WELLS FARGO BANK, NATIONAL ASSOCIATION



                                By:  /s/Peter A. Gobell
                                     ----------------------------------
                                Name:   Peter A. Gobell
                                Title:  Vice President

                                       EXHIBIT 7



                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
                of 420 Montgomery Street, San Francisco, CA 94163
                     And Foreign and Domestic Subsidiaries,

      at the close of business September 30, 2004, filed in accordance with
                      12 U.S.C. ss.161 for National Banks.


                                                                 Dollar Amounts
                                                                   In Millions
ASSETS

Cash and balances due from depository institutions:
        Noninterest-bearing balances and currency and coin .............$ 13,183
        Interest-bearing balances .........................................2,782
Securities:
        Held-to-maturity securities .......................................... 0
        Available-for-sale securities ....................................30,191
Federal funds sold and securities purchased under agreements to resell:
        Federal funds sold in domestic offices ............................5,017
        Securities purchased under agreements to resell .....................961
Loans and lease financing receivables:
        Loans and leases held for sale ...................................33,062
        Loans and leases, net of unearned income ........................240,775
        LESS: Allowance for loan and lease losses .........................2,467
        Loans and leases, net of unearned income and allowance ..........238,308
Trading Assets ............................................................5,989
Premises and fixed assets (including capitalized leases) ..................3,273
Other real estate owned .....................................................122
Investments in unconsolidated subsidiaries and associated companies .........299
Customers' liability to this bank on acceptances outstanding ................112
Intangible assets
        Goodwill ..........................................................8,558
        Other intangible assets ...........................................8,485
Other assets .............................................................12,631
                                                                     -----------
Total assets                                                            $362,973
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LIABILITIES
Deposits:
        In domestic offices ............................................$261,252
               Noninterest-bearing .......................................79,485
               Interest-bearing .........................................181,767
        In foreign offices, Edge and Agreement subsidiaries, and IBFs ....18,543
               Noninterest-bearing ............................................3
               Interest-bearing ..........................................18,540
Federal funds purchased and securities sold under agreements to repurchase:
        Federal funds purchased in domestic offices ..................... 11,909
        Securities sold under agreements to repurchase ....................3,155

                                                                  Dollar Amounts
                                                                   In  Millions

                                                                 ---------------

Trading liabilities .......................................................4,285
Other borrowed money
        (includes mortgage indebtedness and obligations under
        capitalized leases) ..............................................15,091
Bank's liability on acceptances executed and outstanding ....................112
Subordinated notes and debentures .........................................4,531
Other liabilities ........................................................10,005
                                                                         -------
Total liabilities                                                       $328,883

Minority interest in consolidated subsidiaries ...............................53

EQUITY CAPITAL
Perpetual preferred stock and related surplus .................................0
Common stock ................................................................520
Surplus (exclude all surplus related to preferred stock) .................24,512
Retained earnings .........................................................8,305
Accumulated other comprehensive income ......................................700
Other equity capital components ...............................................0

                                                                        --------
Total equity capital                                                      34,037

                                                                        --------
Total liabilities, minority interest, and equity capital                $362,973
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I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                           James E.Hanson
                                                           Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Directors:
Carrie L. Tolstedt
Howard Atkins
John Stumpf